Exhibit 99.1

                  VALHI, INC. AND SUBSIDIARIES

        INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                         Page
                                                                      ----------
Pro Forma Condensed Consolidated Balance Sheet - September 30, 1996    F-2/F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet                F-4/F-5

Pro Forma Condensed Consolidated Statement of Income -
 Year ended December 31, 1995                                            F-6

Notes to Pro Forma Condensed Consolidated Statement of Income            F-7





These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Valhi, Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of Valhi's consolidated financial position or results of continuing operations as they may be in the future.

No pro forma condensed consolidated statement of income for the nine months ended September 30, 1996 is presented herein. Such pro forma amounts would be the same amounts as reflected in Valhi's unaudited consolidated statement of income for the nine months ended September 30, 1996 included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, as previously filed with the Commission.




                                     F-1
                                     VALHI, INC. AND SUBSIDIARIES

                             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                             September 30, 1996
                                                 (Unaudited)

                                                (In millions)

                                                              Pro forma adjustments
                                                Valhi       -------------------------
                   ASSETS                    Historical         (I)          (II)       Pro forma
                                             -----------    -----------   -----------   ----------
Current assets:
  Cash and cash equivalents                      $160.6         $157.9        ($53.0)      $265.5
  Accounts and notes receivable                   244.1          (17.1)            -        227.0
  Inventories                                     318.3          (14.8)            -        303.5
  Prepaid expenses                                 11.2           (0.9)            -         10.3
  Deferred income taxes                             5.6           (0.1)            -          5.5
                                             -----------    -----------   -----------   ----------
                                                  739.8          125.0         (53.0)       811.8
                                             -----------    -----------   -----------   ----------
Other assets:
  Marketable securities                           155.6              -             -        155.6
  Investment in joint ventures                    192.0              -             -        192.0
  Natural resource properties                      90.2          (53.7)            -         36.5
  Goodwill                                        258.8              -             -        258.8
  Intangible and other assets                      74.9           (1.6)            -         73.3
                                             -----------    -----------   -----------   ----------
                                                  771.5          (55.3)            -        716.2
                                             -----------    -----------   -----------   ----------
Property and equipment, net                       857.6          (69.6)            -        788.0
                                             -----------    -----------   -----------   ----------

                                               $2,368.9           $0.1        ($53.0)    $2,316.0
                                             ===========    ===========   ===========   ==========
















                                                                F-2

                           VALHI, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                                   September 30, 1996
                                      (Unaudited)

                                     (In millions)

                                                              Pro forma adjustments
                                                Valhi       -------------------------
    LIABILITIES AND STOCKHOLDERS' EQUITY     Historical         (I)          (II)       Pro forma
                                             -----------    -----------   -----------   ----------
Current liabilities:
  Notes payable & current long-term debt         $205.2          ($3.5)        ($8.0)      $193.7
  Accounts payable & accrued liabilities          322.5          (12.7)            -        309.8
  Income taxes                                     40.0           (1.0)            -         39.0
  Deferred income taxes                             2.8              -             -          2.8
                                             -----------    -----------   -----------   ----------
                                                  570.5          (17.2)         (8.0)       545.3
                                             -----------    -----------   -----------   ----------
Noncurrent liabilities:
  Long-term debt                                1,038.7          (21.1)        (45.0)       972.6
  Accrued pension cost                             58.3              -             -         58.3
  Accrued OPEB cost                                76.8              -             -         76.8
  Accrued environmental costs                     113.0              -             -        113.0
  Deferred income taxes                           215.3          (19.8)            -        195.5
  Other                                            34.9           (0.6)            -         34.3
                                             -----------    -----------   -----------   ----------
                                                1,537.0          (41.5)        (45.0)     1,450.5
                                             -----------    -----------   -----------   ----------
Minority interest in NL subsidiaries                0.3              -             -          0.3
                                             -----------    -----------   -----------   ----------
Stockholders' equity:
  Common stock and paid-in capital                 36.6              -             -         36.6
  Retained earnings                               244.6           58.8             -        303.4
  Treasury stock                                  (71.0)             -             -        (71.0)
  Adjustments:                                                                                  -
    Currency translation                           (8.7)             -             -         (8.7)
    Marketable securities                          62.5              -             -         62.5
    Pension liabilities                            (2.9)             -             -         (2.9)
                                             -----------    -----------   -----------   ----------
                                                  261.1           58.8             -        319.9
                                             -----------    -----------   -----------   ----------

                                               $2,368.9           $0.1        ($53.0)    $2,316.0
                                             ===========    ===========   ===========   ==========



  See accompanying notes to pro forma condensed consolidated balance sheet.

                                                                F-3

                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions, more fully described in Item 2 of this Current Report on Form 8-K dated December 31, 1996, occurred on September 30, 1996:

I -     Medite sells substantially all of its assets.


II -    Medite prepays a portion of its U.S. bank indebtedness.


Note 2 - Pro forma adjustments:

I -     Reflect the sale of substantially all of Medite's assets as follows:

                                                                                   Amount
                                                                                ------------
                                                                                (In millions)


        Cash consideration, net of estimated fees and expenses                       $214.5
                                                                                ------------
        Carrying value of assets sold and liabilities assumed:
          Cash and equivalents                                                          1.7
          Accounts and notes receivable                                                17.1
          Inventories                                                                  14.8
          Other current assets                                                          1.0
          Timber and timberlands                                                       53.7
          Other assets                                                                  1.6
          Net property, plant and equipment                                            69.6
          Accounts payable & accrued liabilities                                      (12.7)
          Income taxes payable                                                         (1.0)
          Long-term debt, including current portion                                   (24.6)
          Deferred income taxes and other noncurrent liabilities                       (4.4)
                                                                                ------------
                                                                                      116.8
                                                                                ------------

            Pre-tax gain                                                               97.7
                                                                                ------------
        Income tax expense:
          Current income taxes                                                         54.9
          Deferred income taxes                                                       (16.0)
                                                                                ------------
                                                                                       38.9
                                                                                ------------
            Net-of-tax gain                                                           $58.8
                                                                                ============

                                     F-4

                  VALHI, INC. AND SUBSIDIARIES

    NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                         (Unaudited)


The cash consideration presented above includes Medite's current estimate of (i) the net realizable value of the two Oregon timber conversion facilities which Medite has determined to permanently close and sell and (ii) the cash proceeds which will be realized from the sale of the Oregon MDF facility based upon the current negotiations for the definitive agreement.

The effective income tax rate relating to the net pre-tax gain on disposal differs from the 35% federal statutory rate due principally to the impact of state income taxes.


II -    Repayment of $53.0 million of Medite's U.S. bank indebtedness.


































                                     F-5

                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                Year ended December 31, 1995
                                        (Unaudited)

                            (In millions, except per share data)


                                                Valhi        Pro forma
                                             Historical     adjustments    Pro forma
                                             -----------    -----------   -----------
Revenues and other income:
  Net sales                                    $1,960.8        ($200.0)     $1,760.8
  Other, net                                       33.4           (1.6)         31.8
                                             -----------    -----------   -----------
                                                1,994.2         (201.6)      1,792.6
                                             -----------    -----------   -----------
Costs and expenses:
  Cost of goods sold                            1,426.7         (164.6)      1,262.1
  Selling, general and administrative             330.6          (12.0)        318.6
  Interest                                        126.2           (8.0)        118.2
                                             -----------    -----------   -----------
                                                1,883.5         (184.6)      1,698.9
                                             -----------    -----------   -----------
    Income of consolidated companies
      before income taxes                         110.7          (17.0)         93.7

Equity in Waste Control Specialists                (0.5)             -          (0.5)
                                             -----------    -----------   -----------
    Income before income taxes and
     minority interest                            110.2          (17.0)         93.2

Provision for income taxes                         41.1           (6.4)         34.7

Minority interest in NL subsidiaries                0.6              -           0.6
                                             -----------    -----------   -----------
    Income from continuing operations             $68.5         ($10.6)        $57.9
                                             ===========    ===========   ===========

Income from continuing operations per share       $0.60                        $0.51
                                             ===========                  ===========

Weighted average common shares outstanding        114.4                        114.4
                                             ===========                  ===========

See accompanying notes to pro forma condensed consolidated statement of income.

                                                                F-6


                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statement of Income assumes the sale of substantially all of Medite's assets, more fully described in Item 2 of this Current Report on Form 8-K dated December 31, 1996, occurred as of the beginning of 1995.


Note 2 - Pro forma adjustments -

    Eliminate Medite's historical results of operations included in Valhi's consolidated statement of income. In future filings, Valhi will report Medite's results of operations as discontinued operations.


















                                     F-7